SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


                             Raven Industries, Inc.
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                             RAVEN INDUSTRIES, INC.

                               205 East 6th Street
                                    Box 5107
                      Sioux Falls, South Dakota 57117-5107
 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 1997

  -----------------------------------------------------------------------------

                  TO THE SHAREHOLDERS OF RAVEN INDUSTRIES, INC.

Please take notice that the Annual Meeting of Shareholders (the "Meeting") of Raven Industries, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at the Ramkota Inn, Highway 38 and I-29, Sioux Falls, South Dakota, on Thursday, May 22, 1997 at 9:00 a.m. (C.D.T.) or any adjournments or postponements thereof, for the following purposes:

         1. To elect seven directors;

         2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         Pursuant to due action of the Board of Directors, shareholders of record on April 16, 1997 will be entitled to vote at the Meeting or any adjournments or postponements thereof.

         A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                            By Order of the Board of Directors

                                            Raven Industries, Inc.



                                            Arnold J. Thue
                                            Secretary

April 18, 1997

                                 PROXY STATEMENT
                                       of
                             RAVEN INDUSTRIES, INC.
                                205 E. 6th Street
                                    Box 5107
                      Sioux Falls, South Dakota 57117-5107

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 22, 1997

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Raven Industries, Inc. (the "Company") to be used at the Annual Meeting (the "Meeting") of Shareholders of the Company, which is to be held on Thursday, May 22, 1997 at 9:00 a.m. (C.D.T.) at the Ramkota Inn, Highway 38 and I-29, Sioux Falls, South Dakota, or at any adjournments or postponements thereof. The approximate date on which this Proxy Statement and accompanying proxy were first sent or given to shareholders was April 18, 1997. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing or in open meeting or by such shareholder giving a valid proxy bearing a later date. Presence at the meeting by a shareholder who has signed a proxy does not alone revoke the proxy. Only shareholders of record at the close of business on April 16, 1997 will be entitled to vote at the Meeting or any adjournments or postponements thereof.

                          VOTING SECURITIES AND PROXIES

         The Company has outstanding only one class of voting securities, Common Stock, $1.00 par value, of which 4,837,250 shares were outstanding as of the close of business on the record date, April 16, 1997. Shareholders representing at least 50 percent of the shares of Common Stock outstanding and entitled to vote must be present in person or represented by proxy in order to constitute a quorum to conduct business at the Meeting. Each shareholder has cumulative voting rights in the election of directors and is, therefore, entitled to (i) give one nominee a number of votes equal to the number of directors to be elected (which is seven) multiplied by the number of votes to which such shareholder is entitled, or (ii) distribute the same number of votes among as many nominees as he deems advisable. Where cumulative voting is exercised, there shall be deemed elected the candidates receiving the most votes for the places to be filled by such election. If cumulative voting is exercised, shares of a shareholder who either abstains, votes to withhold authority to vote for the nominees named below or who does not otherwise vote in person or by proxy (including broker-nominees) will not be counted for the election of directors. If no shareholder exercises its right to cumulate votes, then directors will be elected by the affirmative vote of a majority of shares of Common Stock represented at the meeting and eligible to vote. For this purpose, a shareholder who abstains with respect to the election of a director is considered to be present and entitled to vote on the election of a director at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of a director shall not be considered present and entitled to vote on the election of a director.

         Discretionary authority to cumulate votes is being solicited by the Board of Directors. Unless otherwise directed by a shareholder, the proxies named in the accompanying proxy card may elect to cumulate votes cast pursuant to a proxy by casting all such votes for one nominee or by distributing such votes among as many nominees as they deem desirable. If a shareholder desires to restrict the proxies named in the accompanying proxy card in casting votes for certain nominees, the shareholder should give such direction on the proxy card. On all matters other than the election of directors, each share of Common Stock is entitled to one vote.

                            OWNERSHIP OF COMMON STOCK
         The following table sets forth as of April 16, 1997 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person known by the Company to be the owner, of record or beneficially, of more than 5% of the Company's outstanding Common Stock, (ii) each of the executive officers, directors and nominees for election to the Company's Board of Directors, and (iii) all executive officers and directors as a group.

NAME                                        SHARES
OF BENEFICIAL                            BENEFICIALLY   PERCENT OF
OWNER                                       OWNED          CLASS
-----                                       -----          -----
Anthony W. Bour                             1,000            *

David A. Christensen                      224,820(1)       4.6

Gary L. Conradi                            39,304(2)         *

Ronald M. Moquist                         104,865(3)       2.1

Arnold J. Thue                             49,850(4)       1.0

Thomas S. Everist                             500            *

Mark E. Griffin                            36,676(5)         *

Conrad J. Hoigaard                         75,377          1.5

Kevin T. Kirby                             41,800            *

John C. Skoglund                           24,141(6)         *

Dimensional Fund Advisors Inc.            265,500(7)       5.4
1299 Ocean Avenue
Santa Monica, CA 90401

Fenimore Asset Management, Inc.           580,212(7)      11.8
118 N. Grand Street
Cobleskill, NY 12043

T. Rowe Price Associates, Inc.            441,000(7)       9.0
100 E. Pratt Street
Baltimore, MD 21202

All executive officers, directors &
nominees as a group (10 persons)          598,333(8)      12.2
--------------------------------------
* Less than 1%

         (1)Includes options to purchase 37,500 shares exercisable within 60 days of the record date. Also includes 42,022 shares owned by his wife, as to which he disclaims beneficial ownership. Does not include 167,409 shares held by Smith Barney Corporate Trust, as a trustee for the Company's Employee Profit Sharing Retirement Plan.

         (2)Includes options to purchase 7,500 shares exercisable within 60 days of record date. Also includes 100 shares held by spouse.

         (3)Includes options to purchase 18,750 shares exercisable within 60 days of record date.

         (4)Includes options to purchase 12,750 shares exercisable within 60 days of record date. Also includes 10,000 shares held by spouse.

         (5)Includes 28,333 shares held by John E. Griffin Trust of which Mark
E. Griffin is co-trustee and 1,359 shares held as custodian for a minor child.

         (6)Includes 5,409 shares owned by spouse, as to which he disclaims beneficial ownership.

         (7)Data obtained from shareholder's most recent 13-G filing with the S.E.C.

         (8)Includes options to purchase 76,500 shares exercisable within 60 days of the record date. Also includes 57,431 shares held by spouses of officers and directors, as to which beneficial ownership is disclaimed.

                              ELECTION OF DIRECTORS

         Seven directors are to be elected at the meeting, each director to hold the office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the nominees listed below are now serving as directors and all of the nominees have consented, if elected, to serve as directors. The Board of Directors proposes for election the nominees listed below:


                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
NAME AND AGE                        PAST FIVE YEARS AND DIRECTORSHIPS                                          DIRECTOR
OF NOMINEE                          IN PUBLIC COMPANIES                                                          SINCE
---------------                     ------------------------------------------------                             -----
Anthony W. Bour (59)                Former President, Starmark, Inc., Sioux Falls, S.D.                           1995
                                    Director, First Bank of South Dakota.

David A. Christensen (62)           President and Chief Executive Officer of the Company                          1971
                                    since April 1971.  Director of Norwest Corporation,
                                    Northern States Power Co., and Norwest Bank
                                    South Dakota, N.A., the latter of which
                                    provides borrowings to the Company, the
                                    terms of which management considers
                                    competitive with other sources generally
                                    available to the Company. The largest amount
                                    of such borrowings outstanding during the
                                    year ended January 31, 1997 was $3,620,000
                                    and $3,620,000 remained outstanding on
                                    January 31, 1997.

Thomas S. Everist (47)              President & Chief Executive Officer of L.G. Everist, Inc., Sioux              1996
                                    Falls, S.D. since 1987. Director of MDU Resources, Bismarck,
                                    N.D., Director of Power Plant Aggregates, Inc., Sioux City, IA.,
                                    Director of Standard Ready Mix, Inc., Sioux City, IA., Director of
                                    Spencer Quarries, Inc., Spencer, S.D.

Mark E. Griffin (46)                President and Chief Executive Officer of Lewis Drugs, Inc., Sioux             1987
                                    Falls, S.D. since November 11, 1986, where he previously served as Executive Vice President. Director of Norwest Bank
                                    South Dakota, N.A., which provides borrowings to the Company, the terms of which management considers competitive with other sources generally available to the Company. The largest amount of such borrowings outstanding during the year ended January 31, 1997 was $3,620,000 and
                                    $3,620,000 remained outstanding on January 31, 1997.

Conrad J. Hoigaard (60)(1)          Chairman of the Board of the Company and President                            1976
                                    and Chairman of the Board of Hoigaard's Inc. (a retail
                                    business), Minneapolis, MN.

Kevin T. Kirby (42)                 President of Kirby Investment Corp. Sioux Falls, S.D. since                   1989
                                    1992.  Executive Vice President and Treasurer of Western Surety
                                    Company, 1979-1992.

John C. Skoglund (64)(1)            Chairman of the Board of Skoglund Communications, Inc.,                       1978
                                    Chairman of the Board of Minnesota Vikings, Inc., Minneapolis,
                                    MN. since 1984.


(1)Mr. Hoigaard & Mr. Skoglund are first cousins.
         All shares represented by proxies will be voted FOR the election of the foregoing nominees; provided, however, that if any such nominee should withdraw or otherwise become unavailable for reasons not presently known, such shares may be voted for another person in place of such nominee in accordance with the best judgement of the persons named in the proxies.

                             EXECUTIVE COMPENSATION

         The following table ("Summary Compensation Table") sets forth the cash and non-cash compensation earned for each of the last three fiscal years by the President and Chief Executive Officer of the Company and each of the executive officers of the Company:


                                      SUMMARY COMPENSATION TABLE
                                           ANNUAL COMPENSATION
                                ---------------------------------------------------------

                                                                    OTHER ANNUAL COMPENSATION
                                                                    -------------------------
                                                                         TAX REIMBURSEMENT
                                                                              BONUSES                LONG TERM
                                                                    ----------------------------    COMPENSATION
                                                                       STOCK         OTHER             AWARDS
  NAME AND               FISCAL                                        OPTION       FRINGE             ------          ALL OTHER
PRINCIPAL POSITION        YEAR          SALARY ($)     BONUS($)(1)    EXERCISE     BENEFITS          OPTIONS (#)    COMPENSATION(2)
                                                                    ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

David A. Christensen     1997           316,000          99,569        62,125         32,859           15,000          26,133
 President & Chief       1996           306,800          30,680         8,969         15,671           15,000          21,698
 Executive Officer       1995           296,400          14,820        66,719         14,588           15,000          31,530

Gary L. Conradi          1997            94,700          18,769        12,425          7,777            4,000           6,244
 Vice President          1996            92,000           4,600         7,175          4,560            3,000           6,296
 Corporate Services      1995            88,900           5,927         7,963          4,822            3,000           8,554

Ronald M. Moquist        1997           159,000          25,850        31,062          8,533            7,500          10,807
 Executive Vice          1996           154,400          12,862         4,544          4,251            7,500           9,925
 President               1995           149,200        --------        33,300          4,671            7,500          14,451

Arnold J. Thue           1997           123,000          29,067        21,744         10,479            5,000           8,411
Vice President-          1996           119,400          10,746         1,674          6,610            5,000           7,974
 Finance, Secretary,     1995           115,400           4,616        14,465          5,096            5,000          11,502
 Treasurer


(1) Annual incentive compensation as described in Board Compensation Committee Report on Executive Compensation.

(2) Represents the Company's contribution to the individual's account in the Company's Profit Sharing Plan.

  The following table sets forth information regarding the stock options that were granted during fiscal 1997 to the executive officers named in the Summary Compensation Table and the potential realizable value of such options if the value of the Company's Common Stock appreciated during the term of such options at assumed rates of growth:


                           STOCK OPTIONS GRANTED FISCAL YEAR ENDED 1/31/97

                                                                                     POTENTIAL REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL RATES OF
                                                                                     STOCK PRICE APPRECIATION FOR
                                                                                              OPTION TERM(2)
                                                                                     ------------------------
                           OPTIONS              EXERCISE         EXPIRATION
NAME                       GRANTED(#)(1)        PRICE ($/SH)         DATE                 5%($)           10%($)
-----------------------------------------------------------------------------------------------------------------
David A. Christensen           15,000               21.00          11-20-01               87,029          192,311
Gary L. Conradi                 4,000               21.00          11-20-01               23,208           51,283
Ronald M. Moquist               7,500               21.00          11-20-01               43,514           96,155
Arnold J. Thue                  5,000               21.00          11-20-01               29,010           64,104


         (1)All options granted expire after five years and may be exercised at the rate of 25% per year after one year from the date of grant. The option price may be paid in cash or by delivery of shares of the Company's common stock valued at the market price on the date of the option exercise. In connection with the exercise of non-qualified stock options, the Company pays a reimbursement bonus of 35% of the exercise price of the option to assist in payment of income taxes payable by the employee as a result of the option exercise. The plan also allows the payment of withholding taxes through the surrender of shares of the Company's common stock at market value.

         (2)Amounts for the executives shown in these columns have been derived by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), multiplying the result by the number of shares covered by the options, and subtracting the aggregate exercise price of the options. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

      The following table shows the stock options that were exercised during fiscal 1997 by the executive officers named in the Summary Compensation Table, the value realized by them as a result of exercising options, the number of unexercised options at the end of fiscal 1997 and the value of unexercised in-the-money options at the end of fiscal 1997:


                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE

                                                              NUMBER OF                         VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS                   IN-THE-MONEY OPTIONS
                                                            AT FY-YEAR END
                           SHARES                     -----------------------------      ------------------------------
                         ACQUIRED ON      VALUE
NAME                    EXERCISE (#)   REALIZED ($)   EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
David A. Christensen        15,000      152,500         37,500           37,500           211,219           115,781
Gary L. Conradi              3,000       30,500          7,500            8,500            41,344            24,656
Ronald M. Moquist            7,500       76,250         18,750           18,750           103,360            57,891
Arnold J. Thue               5,250       53,375         12,500           12,500            68,906            38,594


         The graph below compares the cumulative total shareholder return on the Company's Common Stock over the last five years with the total return of the S&P 500 and the S&P group of diversified manufacturers.

Total Return on $100 Investment Assuming Reinvestment of Dividends

[GRAPH]

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
         Decisions on compensation of the Company's executives since October 21, 1992 have been made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to recently adopted rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the Company's, and its subsidiaries', compensation policies for the fiscal year ended January 31, 1997, as they affected the Company's executive officers.

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Compensation Committee has retained the services of an independent compensation consultant for the purpose of reviewing compensation policies and making recommendations to the Committee.

         The Committee compared the entire compensation program with companies of comparable size in similar industries. Although the Company's program fell within the low to medium range for each individual executive, the committee believes that the Company's compensation program is sufficiently competitive to retain competent personnel. Comparisons were made with companies which are not necessarily included in the performance graph above. The above graph is based on broad industry averages while the compensation program was compared to a relatively limited number of specific companies.

         There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

         *  Base salary compensation
         *  Annual incentive compensation
         *  Stock options

         Base salary compensation, while largely subjective, is determined by the potential impact the individual has on the Company, the skills and experience required by the job, and the performance and potential of the incumbent in the job.

         Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings. Incentive compensation based on operating earnings for each executive ranges from 80% of the potential incentive payment to 100%. Other goals include specific objectives including expense controls determined by the compensation committee. No incentive compensation is awarded unless minimum levels of performance are met. The Committee has not made any adjustments to predetermined formulas nor has it made any provision for discretionary adjustment or awards of incentive compensation.

         Awards of stock options under the Stock Option Plan are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives. The Stock Option Plan also permits the Committee to grant stock options to key personnel. Options become exercisable based upon criteria established by the Stock Option Committee. Awards of options are generally granted on the same criteria as base salaries are determined without regard to prior year awards.

         Based on recommendations of the Compensation Committee, the Stock Option Committee in fiscal 1997 granted stock options to officers and key employees. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by each individual executive and not by the Compensation Committee.

         The fiscal 1997 base cash compensation of Mr. Christensen was $316,000 which represented a 3.0% increase from his fiscal 1996 annual salary. Annual incentive payments for each year are based on achieving earnings above the previous year (80% of the maximum incentive payment), and maintaining corporate administrative costs at a certain ratio of total sales. The maximum total annual incentive payment is 60% of base compensation. No subjective factors are used in determining annual incentive payments for Mr. Christensen or the other executives.

         Submitted by the Compensation Committee of the Company's Board of
Directors:

Mark E. Griffin               Conrad J. Hoigaard              John C. Skoglund

PROPOSALS OF SHAREHOLDERS
         It is contemplated that the 1998 Annual Meeting will be held in May 1998. Accordingly, all proposals of shareholders intended to be presented at the 1998 Annual meeting of Shareholders of the Company must be received by the Company at its executive offices on or before December 19, 1997.

OTHER MATTERS
         BOARD OF DIRECTORS AND COMMITTEES. The Board of Directors held four meetings during the last fiscal year. The Company has an Audit Committee and Compensation Committee, in addition to its Executive Committee. Directors who are not full-time employees of the Company are paid an annual retainer fee of $6,000, a fee of $1,100 per meeting (other than telephonic meetings) and $550 per telephonic meeting. Committee members will receive $550 per meeting attended. The Chairman of the Board receives compensation at the rate of $1,000 per month in addition to the annual retainer fee of $6,000.

         The Company's Audit Committee, which consisted of Messrs. Kirby, Everist and Bour, had two meetings during the fiscal year ended January 31, 1997. The Audit Committee recommended to the full Board the engagement of independent accountants, reviewed the audit plan and results of the audit engagement, reviewed the independence of the auditors, and reviewed the adequacy of the Company's system of internal accounting controls.

         The Compensation Committee, which consists of Messrs. Hoigaard, Skoglund and Griffin, had three meetings during the fiscal year ended January 31, 1997. The Compensation Committee reviewed the Company's remuneration policies and practices, and made recommendations to the Board in connection with all compensation matters affecting the Company.

         No member of the Compensation Committee of the Board of Directors was an officer, former officer or associate of the Company or its subsidiaries during fiscal 1997. No executive officer of the Company served as a member of the Compensation Committee or Board of Directors of another entity in which one of whose executive officers served on the Company's Compensation Committee or Board of Directors during fiscal 1997.

         INDEPENDENT AUDITORS. The Board of Directors selected the firm of Coopers & Lybrand L.L.P. as auditors to the Company for the year ended January 31, 1997. Coopers & Lybrand L.L.P., independent certified public accountants, have audited the Company's financial statement for the past 36 years. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and will have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during the year ended January 31, 1997 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

         SOLICITATION. The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company, without extra compensation, may solicit proxies personally, by telephone, by telegram or by special letter.

         The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matter that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intention of the persons named in the enclosed proxies to vote the proxy in accordance with their best judgment.


                                    By Order of the Board of Directors



                                    Raven Industries, Inc.
                                    Arnold J. Thue, Secretary


                                    PROXY
   RAVEN INDUSTRIES, INC. * ANNUAL MEETING OF SHAREHOLDERS -- MAY 22, 1997
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Conrad J. Hoigaard and David A. Christensen, or either of them, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of RAVEN INDUSTRIES, INC. held by the undersigned on April 16, 1997, at the ANNUAL MEETING OF SHAREHOLDERS to be held on May 22, 1997 and at any adjournments or postponements thereof, as follows:

(1) Election of Directors:

         [ ] FOR all nominees                    [ ] WITHHOLD AUTHORITY
             (except as indicated below)             to vote for all nominees
                                                     listed below

ANTHONY W. BOUR, DAVID A. CHRISTENSEN, THOMAS S. EVERIST, MARK E. GRIFFIN, CONRAD J. HOIGAARD, KEVIN T. KIRBY, JOHN C. SKOGLUND

     (To withhold authority to vote for any individual nominee(s) write the name(s) in the space provided below.)

NOTE: The proxies named above may choose to exercise cumulative voting in the manner described in the accompanying Proxy Statement.

(2) Upon such other business as may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR.

        (Continued, and TO BE COMPLETED AND SIGNED on the reverse side)

                           (continued from other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE HEREOF. IF NO INDICATION IS MADE, THE PROXIES WILL VOTE AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINEES INDICATED ON THE REVERSE HEREOF IN THE MANNER STATED IN THE PROXY STATEMENT; (2) AT THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please vote, date and sign this proxy as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             Dated:______________________ , 1997
                                             Signed:____________________________
                                                    (Signature of Shareholder)
                                                    ____________________________
                                                    (Signature of Shareholder)